Exhibit 99.2 Q2 2020 Earnings Presentation August 6, 2020 Mike Petters President and Chief Executive Officer Chris Kastner Executive Vice President and Chief Financial Officer

Forward-Looking Statements Exhibit 99.2 Statements in this presentation, other than statements of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to estimate our future contract costs and perform our contracts effectively; changes in procurement processes and government regulations and our ability to comply with such requirements; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; natural and environmental disasters and political instability; our ability to execute our strategic plan, including with respect to share repurchases, dividends, capital expenditures, and strategic acquisitions; adverse economic conditions in the United States and globally; health epidemics, pandemics and similar outbreaks, including the COVID-19 pandemic; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. 2 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

COVID-19 Update Exhibit 99.2 . Protecting significant, multi-year human capital investment in hiring, training and certification of workforce is a critical priority o Instituted liberal leave and other policy changes to provide workforce flexibility and security as they navigated pandemic o Implemented processes aligned with CDC guidelines regarding the necessary quarantine period for any exposed individual and the process to return to work o Adjusted policies, procedures and workspaces to support social distancing, including rebalancing of shifts to reduce concurrent headcount o Requiring face coverings in all facilities and implemented temperature screening, significantly increased workplace sanitation and deep cleaning o Suspended all non-essential work travel o Offering telecommute and work from home options where feasible o Proactively communicating with employees and adjusting approach as appropriate . Q2 2020 shipyard attendance for hourly production personnel averaged ~65%, experienced several days in April and May at ~50% attendance o Hourly production personnel attendance averaged ~77% over June and July . Actively supporting customers, suppliers and communities o Accelerated over $190M in payments to critical supply chain partners to date 3 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

Exhibit 99.2 Virginia-class Submarine Program Status . Updated cost and schedule assumptions incorporated into VCS Block IV estimate at completion (EAC), resulting in a $111M charge in the quarter o Driven by cost and schedule performance and updates to assumptions for future program performance and efficiencies o VCS program was also impacted by delay and disruption directly attributable to COVID-19 . SSN 794 Montana o Float-off delayed from mid-2020 to late 2020 o Delivery expected in late 2021 . SSN 796 New Jersey o Pressure hull complete delayed from late 2020 to mid-2021 o Float-off expected in late 2021 o Delivery expected in late 2022 4 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

Exhibit 99.2

HII Q2 2020 Highlights

- Revenues were ~$2.0 billion in the quarter
- Diluted EPS was $1.30 in the quarter
- Total backlog at the end of the quarter was $46.1 billion

- Ingalls Shipbuilding
  - Delivered guided missile destroyer Delbert D. Black (DDG 119) to the U.S. Navy
  - Redelivered USS Fitzgerald (DDG 62) after completion of restoration and modernization
  - Awarded a $1.5 billion contract for the construction of amphibious transport dock LPD 31
  - Awarded a $936 million contract for the construction of an additional Arleigh Burke-class (DDG 51) Flight III destroyer for the U.S. Navy
  - Awarded advance procurement contracts for amphibious assault ship LHA 9 totaling $332 million
  - Awarded LCS planning yard contract worth a potential $108 million
- Newport News Shipbuilding
  - Achieved 74% completion of John F. Kennedy (CVN 79)
  - Achieved 78% completion on the RCOH of USS George Washington (CVN 73)
- Technical Solutions
  - Awarded a contract to provide analytical support services to the U.S. Special Operations Command's Intelligence Directorate
  - One of five companies awarded an indefinite delivery/indefinite quantity contract with the U.S. Postal Service Office of Inspector General to provide support services to the Office of the Chief Information Officer

Backlog
($B)


$50
$40
$30
$20
$10
$0
$39.4
$46.1
Q2 2019
Q2 2020

~$46 billion in backlog provides unprecedented stability and visibility

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HII Q2 2020 Consolidated Results Exhibit 99.2 Consolidated Revenues Operating Income ($M) ($M) $2,500 $200 $2,188 $175 $2,027 $2,000 $150 $1,500 $100 $1,000 $57 $50 $500 $0 $0 Q2 2019 Q2 2020 Q2 2019 Q2 2020 Operating Margin 10.0% . Revenues, operating income and margin declined YoY 8.0% 8.0% due to impacts primarily from cost and schedule performance and updated cost and schedule 6.0% assumptions across our programs 4.0% 2.8% 2.0% 0.0% Q2 2019 Q2 2020 6 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

Capital Deployment Exhibit 99.2 Cash Flow Generation Shareholder Distributions ($M) ($M) $250 $100 $201 $88 $200 $150 $126 $80 $100 $60 $52 $50 $42 $0 $40 ($50) ($44) ($100) $20 $42 ($91) ($75) $36 ($150) ($135) ($200) $0 Q2 2019 Q2 2020 Q2 2019 Q2 2020 Cash from Operations CAPEX Free Cash Flow 1 Dividends Share Repurchases (at cost) . Cash balance of $631 million and liquidity of $2.4 billion at Q2 2020 quarter-end . Capital expenditures, net of related grant proceeds, totaled $75 million in Q2 2020 and were 3.7% of Q2 revenues . Cash contributions to pension and postretirement benefit plans were $56 million in Q2 2020 o $45 million were discretionary contributions to our qualified pension plans . Distributed $42 million to shareholders in Q2 2020 via dividends . No shares repurchased during Q2 2020, will evaluate restarting as we move through this period of uncertainty . Returned 103% of free cash flow1 to shareholders from 2016 through Q2 2020 1Non-GAAP measure. See appendix for definition and reconciliation. 7 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

Exhibit 99.2

Upcoming Program Milestones[1]

- Second Half of 2020
  - Ingalls
    - Deliver NSC 9 (Stone)
  - Newport News
    - Pier-side system testing on CVN 73 (USS George Washington)
    - CVN 79 (Kennedy) milestones initially planned for Q4 2020 will move to the right
      - Single-phase delivery extends delivery date
    - Re-deliver SSN 725 (USS Helena)
    - Float-off SSN 794 (Montana)
- 2021
  - Ingalls
    - Launch DDG 125 (Jack H. Lucas)
    - Lay keel of DDG 128 (Ted Stevens)
    - Complete sea trials for LPD 28 (Fort Lauderdale)
    - Laying keel of NSC 11 (Friedman) moves to 2022
  - Newport News
    - CVN 73 (USS George Washington) re-delivery moves to 2022
    - Deliver SSN 794 (Montana)
    - SSN 796 (New Jersey)
      - Pressure hull complete
      - Float-off
    - Ship final module of SSN 797 (Iowa)

[1]All milestones based upon current expectations and subject to change based upon future events. List is alphabetical by program designation.

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Financial Outlook

2020 Outlook

- Assumes an orderly recovery to normalized attendance levels at both shipyards
- Shipbuilding assumptions updated to reflect a single-phase delivery approach for CVN 79
  - Extends risk retirement milestones initially planned for 2020 to 2021 and beyond
- Q4 2020 revenue and operating margin performance will be modestly stronger than Q3 2020 performance given the timing of milestones

COVID-19 Impacts

- Assumes limited relief for costs directly related to our pandemic response
- No assumption for equitable adjustments for the delay and disruption caused by COVID-19
- We continue to evaluate these impacts to programs against our contractual terms, and current and pending legislation, for the potential to obtain equitable adjustments to target cost, target price and program schedules

[1] The financial outlook, expectations and other forward looking statements provided by the company for 2020 and beyond, reflect the company's judgment based on the information available at the time of this release. The COVID-19 global pandemic has had wide ranging effects on the global health environment and disrupted the global and U.S. economies and financial markets, including impacts to our employees, customers, suppliers, and communities. The pandemic is also impacting our operations, and the full impacts of COVID-19 on our fiscal year 2020 financial results and beyond are uncertain. We believe that the most significant elements of uncertainty are the intensity and duration of the impact on our employees' ability to work effectively, disruption in our supply chain, disruption of the U.S. Government's and our other customers' abilities to perform their obligations, and impact on pension assets and other investment performance. We have incurred and expect to continue incurring costs related to our COVID-19 response, including paid leave, quarantining employees and recurring facility cleaning. While our shipyards and other facilities remain open and productive, we have experienced a decrease in workforce attendance, which has impacted our operations with delay and disruption from availability of critical skills and out-of-sequence work. Continued lower staffing levels and lower employee productivity could impact our ability to achieve anticipated milestones and further affect our 2020 financial results and beyond. Our employees, suppliers, customers, and communities are facing significant challenges, and we cannot predict how the COVID-19 environment will evolve or the impact it will have. For further information on the potential impact of COVID-19 to the company, see "Risk Factors" in our second quarter Form 10-Q.

2020 Outlook[1]

Exhibit 99.2

	Prior Outlook (May 2020)	Revised Outlook (Aug. 2020)
Shipbuilding Revenue[2]	Lower end of 3% to 5% YoY Growth	\$7.6B - \$7.9B
Shipbuilding Operating Margin[2]	9%	5.5% - 6.5%
Technical Solutions Revenue[3] Technical Solutions Revenue (Ex. UPI & SDSY)	N/A ~\$1B	\$1.2B - \$1.25B \$0.9B - \$1.0B
Technical Solutions Operating Margin[3] Technical Solutions Operating Margin (Ex. UPI &SDSY)	N/A N/A	2.0% - 2.4% 2.8% - 3.2%
Technical Solutions EBITDA Margin[2,3] Technical Solutions EBITDA Margin (Ex. UPI & SDSY)[2]	N/A 7 - 9%	5.7% - 6.0% 7.7% - 8.0%
Operating FAS/CAS Adjustment	\$247M	\$247M
Non-current State Income Tax Expense	\$4M	\$10M
Interest Expense[4]	\$104M	\$106M
Non-operating Retirement Benefit	\$120M	\$120M
Effective Tax Rate	~21%	~21%
Depreciation & Amortization	~\$250M	~\$250M
Capital Expenditures	4 - 5% of Sales	~5% of Sales
Free Cash Flow[2]	>\$500M	>\$500M

[2] Non-GAAP measure. See appendix for definition.
[3] Includes results from San Diego Shipyard through Aug. 2020 and includes results from Universal Pegasus International through Dec. 2020.
[4] Includes a \$15M call premium for 5.0% senior notes due 2025, with first call date in November 2020.

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Exhibit 99.2 Appendix HUNTINGTON INGALLS INDUSTRIES PROPRIETARY

Non-GAAP Measures Definitions Exhibit 99.2 We make reference to “segment operating income,” “shipbuilding revenue,” “shipbuilding operating margin,” “Technical Solutions EBITDA margin,” and “free cash flow.” We internally manage our operations by reference to segment operating income, which is not a recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income in addition to, and not as alternatives for, operating income or any other performance measure presented in accordance with GAAP. It is a measure that we use to evaluate our core operating performance. We believe that segment operating income reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe this measure is used by investors and is a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income may not be comparable to similarly titled measures of other companies. Shipbuilding revenue, shipbuilding operating margin and Technical Solutions EBITDA margin are not measures recognized under GAAP. They should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. They may not be comparable to similarly titled measures of other companies. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies. 11 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

Non-GAAP Measures Definitions Cont’d Exhibit 99.2 Segment operating income (loss) is defined as operating income (loss) for the relevant segment(s) before the Operating FAS/CAS Adjustment and non-current state income taxes. Shipbuilding revenue is defined as the combined sales and service revenues from our Newport News Shipbuilding segment and Ingalls Shipbuilding segment. Shipbuilding operating margin is defined as the combined segment operating margin of our Newport News Shipbuilding segment and Ingalls Shipbuilding segment as a percentage of combined sales and service revenues from our Newport News Shipbuilding segment and Ingalls Shipbuilding segment. Technical Solutions EBITDA margin is defined as Technical Solutions segment operating income before interest expense, income taxes, depreciation, and amortization as a percentage of revenues. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures net of related grant proceeds. Operating FAS/CAS Adjustment is defined as the difference between the service cost component of our pension and other postretirement expense determined in accordance with GAAP (FAS) and our pension and other postretirement expense under U.S. Cost Accounting Standards (CAS). 12 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

Exhibit 99.2 Non-GAAP Reconciliations – Segment Operating Income Three Months Ended Six Months Ended June 30 June 30 ($ in millions) 2020 2019 2020 2019 Ingalls revenues 622 622 1,251 1,206 Newport News revenues 1,122 1,279 2,463 2,558 Technical Solutions revenues 320 321 637 561 Intersegment eliminations (37) (34) (61) (57) Sales and Service Revenues 2,027 2,188 4,290 4,268 Operating Income 57 175 272 336 Operating FAS/CAS Adjustment (63) (37) (126) (71) Non-current state income taxes 1 - 5 2 Segment Operating Income (Loss) (5) 138 151 267 13 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

Exhibit 99.2 Non-GAAP Reconciliations – Shipbuilding Revenues & Operating Margin Three Months Ended Six Months Ended June 30 June 30 ($ in millions) 2020 2019 2020 2019 Sales and service revenues 2,027 2,188 4,290 4,268 Technical Solutions (320) (321) (637) (561) Intersegment eliminations 37 34 61 57 Shipbuilding Revenues 1,744 1,901 3,714 3,764 Operating Income 57 175 272 336 Operating FAS/CAS Adjustment (63) (37) (126) (71) Non-current state income taxes 1 - 5 2 Segment Operating Income (5) 138 151 267 Technical Solutions (9) 2 (2) - Shipbuilding Operating Income (loss) (14) 140 149 267 As a percentage of Shipbuilding revenues (0.8)% 7.4% 4.0% 7.1% 14 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

Exhibit 99.2 Non-GAAP Reconciliations – Free Cash Flow Three Months Ended Six Months Ended June 30 June 30 ($ in millions) 2020 2019 2020 2019 Net cash provided by (used in) operating activities 201 (44) 269 (33) Less capital expenditures: Capital expenditure additions (79) (124) (150) (234) Grant proceeds for capital expenditures 4 33 9 69 Free cash flow 126 (135) 128 (198) 15 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

Exhibit 99.2 16 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT